                                 Exhibit 99.1(b)

                    Certification of Chief Financial Officer

         Pursuant to 18 U.S.C. ss.1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, I, the undersigned chief financial officer of
Atchison Casting Corporation (the "Company") hereby certify that, to my knowledge:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for
the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities
Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated:   November 14, 2002                   /s/ Kevin T. McDermed
                                            -----------------------------------
                                               Kevin T. McDermed
                                               Chief Financial Officer